Exhibit 99

Exhibit 99

THE BANK OF NEW YORK

Cautionary Language

The forward looking statements presented today including, among other things, projections with respect to revenue and earnings growth and the Company’s plans and objectives are subject to risks and uncertainties that could cause actual results to differ materially from the projections. These include lower than expected performance or higher than expected costs in connection with acquisitions and integration of acquired businesses, the level of capital market activity, inaccuracies in management projections or market forecasts, the actions that management could take in response to these changes and other factors described in the SEC filings referred to below.

For additional detailed information, we refer you to the discussions under the heading “Forward Looking Statements” in the Company’s 2003 10-K and our most recent 10-Q filed with the SEC.

The forward looking statements speak only as of January 25, 2005. We will not update forward looking statements to reflect facts, assumptions, circumstances, or events which have changed after they were made.

An Era of Transformation and Growth

Transformation from a traditional commercial bank to a broad-based, global financial services company

Radically expanded capabilities via product innovation and acquisitions

86 acquisitions since 1995

Investments in technology and people

Evolution from a U.S.-focused business to a truly global enterprise Solidified and extended our industry leadership positions

An Era of Transformation and Growth (cont’d)

Acquisitions added clients and capabilities

JP Morgan (global custody)

RBS Trust (UK custody and fund administration) Ivy (hedge fund-of-funds) 39 corporate trust businesses International Fund Administration (hedge fund services)

Entered trade execution and correspondent clearing businesses

ESI Securities (execution)

Pershing (correspondent clearing)

New capabilities: Continuous Linked Settlement, derivatives, ETF and offshore fund services, independent research, investment manager outsourcing, trade outsourcing Wilshire Associates global risk services alliance

Our Branding Challenge

Making our complex Company easier to understand Marketing our Company in a clear, consistent and compelling manner Ensuring clients and prospects recognize and appreciate our distinctive strengths

Leadership Expertise Client Focus Innovation Global Reach

The BANK of NEW YORK sm

Delivering Growth Through Our Global Client Base

Analyst Presentation

January 25, 2005

A Uniquely Positioned Franchise

We help financial institutions, corporations and individual investors move and manage financial assets globally

Our largest client constituency is a diverse range of financial institutions

Banks & central banks

Investment managers

Securities firms

Insurance companies

Public sector entities

Endowments & foundations

We leverage our servicing capabilities to meet the wide-ranging needs of an extensive corporate client base

We provide investment and wealth management solutions for individuals

A global leader helping our clients succeed in the world’s rapidly evolving financial markets

Big Show v9 – 01-24-05—6pm

What Differentiates The Bank of New York

Market leader in securities servicing

Leading service provider for broad range of institutions

Ability to generate new products and serve new markets

Proactive and consistent expense management

Market Leadership in Securities Servicing

Market Category Measure Rank Share

Global Custody & Fund Services Assets under custody 1 15% Depositary Receipts Total programs 1 64% Corporate Trust U.S. debt issuance 1 15% Corresp. Clearing IBD relationships 1 20% Government Security Clearance Average U.S. volume 1 50% Collateral Management Average U.S. volume 1 58% Securities Lending Loans outstanding 2 15% ETFs Assets serviced 2 20% Stock Transfer # of shareholders 3 8%

Attractive Long-Term Trends Support Growth

Growth of worldwide financial assets

Globalization of investment activity

Changing market structures

Continuing industry consolidation

Accelerating outsourcing trend

Attractive international growth prospects

While secular trends support our business model, execution is key to achieving our growth targets

2004 Accomplishments

Delivered on key financial measures:

Delivered operating results consistent with ‘04 guidance despite weak equity environment

Attained targeted capital ratios

?Realized benefits from improved credit risk profile

On target with reengineering projects

Maintained key long-term investment spending initiatives

2004 Accomplishments (cont’d)

Successfully executed on our key business growth opportunities:

Achieved targeted Pershing synergies Successfully leveraged combined Lockwood / Pershing platform Capitalized on hedge fund servicing opportunity

Continued to build reputation for innovation in outsourcing Expanded electronic execution capabilities Extended reach of global collateral management product

Well Positioned for Long Term Growth

Leading position in high growth businesses

Diversified global client base

Unmatched breadth of services to meet our clients’ needs

Attractive global secular trends

Executing on strategic opportunities

Long-Term Earnings Growth Model

Total Revenue Growth 9%

11%+ Noninterest Income Growth 4% NII growth

Positive Operating Leverage +2% Share Buy Back Programs +1%

Long-term EPS growth 12%+

Noninterest Income Long-Term Growth

Servicing, Fiduciary and Related 11 – 13% All Other 2 – 3% Total 10 – 12%

Today’s Agenda

Our diverse institutional client base

North America

Europe and Middle East Asia-Pacific

Opportunities in the individual marketplace

Pershing

Private Bank and Consumer Bank

Technology: key foundation for growth 2004 financial review 2005 priorities 2005 outlook Concluding remarks

Our Diverse Institutional Client Base

Gerald L. Hassell President

Big Show v9 – 01-24-05—6pm

An Unmatched Client Base

Extensive relationships with global financial institutions:

94 of the top 100 banks

71 of the top 75 insurance companies The top 100 investment managers The top 100 broker-dealers 63 central banks

250 of the 350 largest U.S. corporates

Our Clients’ Needs Continue to Evolve

Local and global asset servicing capabilities

Greater level of client reporting, compliance & control information in response to regulatory changes Ability to service complex new securities and fund structures Speed to market with new products Enhanced risk management services Access to new pools of foreign capital Minimize infrastructure costs

Leverage Capabilities Through Client Executives

Global Fund Services

Global Custody

Securities Lending

Global Liquidity Services

Outsourcing

Global Markets

Execution Services

Clearing Services

Stock Transfer

Corporate Trust

Government Clearance

Collateral Management

Cash Management

Asset Management

Private Bank

Capital Markets

Credit / Trade Finance

Client Executive

Client

Multiple Routes to Revenue Growth

Cross-Selling

Adding New Clients

Entering New Markets

Enhancing Product Capabilities

Organic Growth of Existing Client Base

Revenue Growth

Opportunities Across Full Spectrum of Clients

Larger Clients

Deeper relationships Greater top-line impact Longer sales cycle Higher customization - tighter margins

Smaller Clients

Diversifies revenue base Less top-line effect Quicker sales cycle Minimal customization - higher margins

The Global Opportunity

North America

Largest and most developed market Highly efficient Source of continued product innovation

Europe and Middle East

Attractive secular trends Very fragmented market High growth rates

Asia-Pacific

Significant wealth creation Increasing demand for new products and services

Institutional Clients – Revenue Contribution

2004 Servicing & Fiduciary Fees $2.9 billion

Asia-Pacific 7%

Rest of World 3%

Europe & Middle East 29%

North America 61%

Differentiating Characteristics

Diversity of clients Breadth of products Global reach

Well positioned to capitalize globally

North America

Torry Berntsen EVP

Big Show v9 – 01-24-05—6pm

North American Clients Overview

61% of institutional servicing and fiduciary fees Market leader across all our major client segments Operate in world’s largest and most diversified market

New and expanded relationships will lead to 9-11% long-term growth

Key Market Trends

Clients increasingly global

Performance pressures on asset managers Heightened regulatory scrutiny

Growing demand for sophisticated technology and improved reporting Ongoing consolidation among clients and competitors creates opportunities for industry leaders Clients increasingly select credit providers as service providers

Well-Positioned in North America

Unmatched penetration of financial institutions

94 of the top 100 broker-dealers 82 of the top 100 investment managers 63 of the top 75 insurance companies 49 of the top 50 banks 45 of the top 200 public funds 32 of the top 100 endowments & foundations

Significant corporate client base

250 of the 350 largest corporations

Our product offerings fit diverse client needs

North American Clients Market Opportunity

Primary Target Market

Securities Industry

Top 200 institutional broker-dealers Largest introducing broker-dealers

Investment Managers

Mutual funds and asset managers with AUM > $10 billion

Manage $25 trillion in assets

Hedge Funds

Top 200 hedge funds

Manage over $1 trillion in assets

Insurance Companies

Insurance companies with assets > $3 billion

Represent $4.6 trillion in assets

North American Clients Market Opportunity (cont’d)

Primary Target Market

North American Banks

Banks, thrifts and trust companies with assets > $5 billion

186 banks with combined assets of $8.5 trillion

Public Sector Entities

States and municipalities with pension AUM > $1 billion

200 funds with $2.3 trillion of retirement assets

Endowments & Foundations

AUM > $100 million

900 entities administering $700 billion of assets

Corporates

Specialized industries Top 1,500 companies

2004 Servicing & Fiduciary Fees by Product Line

Financial Institutions

Asset Mgmt 5%

Investor Services 32%

Execution & Clearing 27%

Broker-Dealer Services 9%

Issuer Services 18%

FX & Other Trading 5%

Global Payments 4%

Corporates

Asset Mgmt 3%

Investor Services 19%

Execution & Clearing 9%

Issuer Services 28%

FX & Other Tradng 22%

Global Payments 19%

Generating Growth Through Cross-Selling

Financial institutions

78% of clients are multi-product users

25% use at least four of our 17 major product lines

Corporate banking

59% of clients are multi-product users

16% use at least four of our major product lines

Public sector entities and endowments & foundations

36% of clients are multi-product users 8% use at least four of our major product lines

Significant cross-selling opportunities

Demonstrating Success Across All Segments

2004 New Business By Client*

Corporates 22%

Banks 12%

Securities Industry & Hedge Funds 7%

Insurance Co’s 21%

Investment Mgrs 17%

Public Sector & E&F

21%

2004 New Business By Product*

Asset Mgmt 6%

Investor Services 35%

Execution & Clearing 20%

Broker-Dealer Services 7%

Issuer Services 8%

FX & Other Trading 19%

Global Payments 5%

* Based on estimated annualized servicing and fiduciary fee contribution

Selected 2004 New Business Wins

Investor Services

- Axis Capital
- Hartford Funds
- Hirtle, Callaghan
- Ohio Police & Fire
- Ohio STRS
- Prudential Financial
- Sonoco Products
- William Blair

Asset Management

- AIG
- Archdiocese of New York
- EMC Corporation
- Equifax
- Massachusetts PRIM
- The Salvation Army
- University of Arizona

Issuer Services

- Calamos Advisors
- First Horizon NA
- Genworth Financial
- Great-West Life & Annuity
- Montpelier Re
- Phoenix Companies
- Protective Life
- Zimmer Holdings

Execution and Clearing

- AIM
- Entergy
- Goodrich
- John Hancock
- NY State Office of Unclaimed Funds
- Republic Services
- Wyeth

Global Markets

- Allianz Global Investors
- Liberty Media
- PepsiCo
- Southern Company
- State of Connecticut – Retirement Plans and Trust Funds

Broker-Dealer Services

- Annaly Mortgage Management
- Black River Asset Management
- Deutsche Bank
- Eurohypo
- State of Arizona

Global Payments

- Ambac Financial
- K-Mart
- PricewaterhouseCoopers, LLP
- Sovereign Bank
- The Neiman Marcus Group

36

The BANK of NEW YORK

High Growth Areas

Hedge Funds Public Sector Entities Endowments & Foundations Corporate Pensions

Hedge Funds

Industry assets expected to grow from $1.5 trillion to $2.2 trillion by 2010* Comprehensive and advanced product offering

Administration, execution, research, securities clearance, collateral management, custody, corporate trust, cash management and FX

Leveraging relationships with key influencers

Broker-dealers, execution clients, lawyers, auditors, funds of funds

Alternative Investment Services is a growth / success story

Grew AUA from $11 billion to $48 billion over last two years Objective to become a top 3 player

* Source – The Bank of New York and Casey, Quirk & Acito, September 2004.

Public Sector Entities

Target market is 200 public funds with assets > $1 billion

Current market penetration approximately 23%

Expanding target market to include supranationals – UN & World Bank

Diversity and sophistication of our products positions us to meet growing demand for bundled services and advanced technology

Custody, securities lending, risk services (Wilshire), accounting, execution, asset management, FX, global payments

Strong new business momentum in 2004

New York City Retirement Systems, Massachusetts PRIM and the World Bank

Endowments & Foundations

Nonprofit sector assets exceed $1.5 trillion and are steadily growing

Targeting top 900 nonprofits, representing $700 billion in assets

We currently do business with 300 of top E&F’s

E&F’s increasingly realizing value of bundled services

Broad product offering addresses both sides of client’s balance sheet

Custody, risk services (Wilshire), securities lending, execution, planned giving, asset management, debt financing, derivatives, corporate trust, cash management

Key 2004 wins include Saint Louis University, Carnegie Hall and the Salvation Army

Corporate Pensions

Targeting plans with assets up to $5 billion

We currently have 13% of this $600 billion market

Mid-sized market strategy (plan assets of $500 million—$5 billion)

200 key targets—50% are existing non-pension clients

Access to key decision makers and comprehensive product offering

Small-sized market strategy (plan assets up to $500 million)

New bundled services offering

Focusing on cross-sell opportunities with existing clients

Risk services (Wilshire), asset management, benefit disbursements, securities lending, FX, execution services

Recent wins include Briggs & Stratton, MediaNews and WellChoice

North American Opportunity

World’s largest and most sophisticated marketplace

Largest client base, uses all product offerings – room for growth

Innovator of new products exported around the world

Supports 9-11% long-term servicing and fiduciary fee growth

Europe & Middle East

Timothy F. Keaney EVP

Big Show v9 – 01-24-05—6pm

European Clients Overview

29% of institutional servicing and fiduciary fees Market leader across targeted client segments

Investment managers Broker-dealers Pension funds

Commercial and central banks Corporates – cross-border issuers

Favorable secular trends and the expansion of our offerings support 14 to 16% long-term growth

Market Landscape

Assets highly concentrated – 65% in UK, Germany and France

Major asset managers owned by banks and insurance companies

Increasing focus on asset management business

Re-evaluating internal servicing activities for strategic fit

Multiple regulatory regimes and inefficient cost structures driving service provider evaluation and selection

Fragmented competitive landscape leading to consolidation

Key Market Trends

Growth of financial assets outpacing rate in U.S.

Projected 9.5% CAGR excluding market factors over next 5 years*

Aging demographics putting stress on under-funded retirement systems driving asset class diversification Pension and investment reform creating new vehicles Growth of fixed income and structured instruments Increasing infrastructure and technology cost pressures on investment managers

Increasing demand for securities services

* Source – Putnan Lovell NBF Securities “Global Asset Trends” 2004

Well-Positioned in Europe

A leading provider to the region $3.9 trillion of AUC for European clients

Top three provider of services – offshore fund services, custody, issuer services, and correspondent clearing

Over 1,100 relationships across all client segments including

19 of the top 25 European investment managers 31 of the top 50 European insurance groups 40 of the top 50 European banks 35 of the top 100 UK corporate pension funds

4,700 staff deployed throughout Europe

Operational presence in UK, Belgium and Luxembourg Relationship management presence in key European centers

Servicing & Fiduciary Fees By Product Line

2004

Asset Mgmt 4%

Investor Services 39%

Execution & Clearing 10%

Broker-Dealer Services 9%

Issuer Services 14%

FX & Other Tradng 12%

Global Payments 12%

Demonstrating Success Across All Segments

2004 New Business By Client*

Broker-Dealers 8%

Pension Funds 5%

Corporates 5%

Banks 24%

Investment Managers 58%

2004 New Business By Product*

Global Payments 5%

FX & Other Trading 5%

Issuer Services 4%

Broker-Dealer Services 13%

Execution & Clearing 4%

Investor Services 69%

* Based on estimated annualized servicing and fiduciary fee contribution

Selected 2004 New Business Wins

Investor Services - Custody

- Abbey National Asset Management, UK
- Electricity Supply Pension Scheme, UK
- Hamburg-Mannheimer NV, Belgium
- Hannover Re Group, Germany
- BHF Bank AG, Germany
- Natexis Banques Populaires, France
- National Australia Bank, UK

Investor Services – Global Fund Services

- Insight Investment Management, UK
- Threadneedle Asset Management, UK
- William Blair & Co, Luxembourg
- JO Hambro Capital Management Ltd, UK

Investor Services - Outsourcing

- RCM (UK) Ltd, UK
- ING Investment Management (Europe), Netherlands

Execution & Clearing

- Bloxham Stockbrokers, Ireland
- Fonds de Securite d'Existence des Ouvriers de la Construction, Belgium
- Goodbody Stockbrokers, Ireland

Issuer Services – Corporate Trust

- Britannia Building Society, UK
- Debenhams Finance Holdings plc, UK
- Nationwide Building Society, UK

Issuer Services – Depositary Receipts

- AB Electrolux, Sweden
- adidas-Salomon AG, Germany

Global Payments

- The Travelex Group, multi-country
- The Britannia Steam Ship Insurance Association, UK

50

The BANK of NEW YORK

Investing for Growth

Developing local market capabilities

Fund accounting in key markets – France, Germany, Italy, Netherlands Pan European transfer agency Mid/back office outsourcing platform Regulatory reporting for local European pension funds

Continuing investment to support large, new customers

Insight, Threadneedle, RCM (UK)

Building infrastructure to support growth

High Growth Opportunities

Investor Services Execution & Clearing Corporate Trust

Investor Services

Large and growing asset pool $8.7 trillion assets managed by 100 largest European investment managers

Growing demand for accounting, transfer agency and middle office services Few service providers can meet requirements for pan-European solutions

Investor Services (cont’d)

Selectively partner with large investment managers to expand product and geographic capabilities

ING Group Natexis

Expand market share with mid-size asset managers

75 names with assets between $20-$50 billion RCM, UK – outsourcing

Follow international clients as they expand in Europe

American Express

Increase product penetration through effective cross-selling

Focus on tactical cross-selling to drive revenue and operating leverage

Execution & Clearing

Successfully launched new execution and related products into Europe Advanced capabilities further differentiate product offering

Transition management Independent research

Commission management / recapture Electronic trading

Extend U.S. and UK clearing platform to Europe Natural cross sell to investor services client base

Corporate Trust

Favorable market conditions

European debt market grew by 14% in 2004 to $2.4 trillion European securitization market estimated in excess of $220 billion in 2004

Leading market share

Overall # 2 international trustee

# 1 trustee and principal paying agent for international high yield bonds, structured finance and emerging market issues Highly experienced servicing complex structures

Growth strategy includes:

New client acquisition

Expanding in-country capabilities

Target markets—UK, Ireland, Germany, France

European Opportunity

Well positioned to benefit from favorable secular trends Strong new business pipeline

Targeted investment program to enhance capabilities and improve operating margins Significant opportunities supporting 14-16% long-term servicing and fiduciary fee growth

Asia-Pacific

Kenneth A. Lopian EVP

Asia-Pacific Clients Overview

7% of institutional servicing and fiduciary fees Client segments

Banks, central banks, insurance companies, asset managers, broker-dealers and corporates – cross-border issuers

Building client relationships in both developed and emerging markets Favorable secular trends and the expansion of our product offerings will drive 18-20% long-term growth

Key Market Trends

Relaxation of regulatory restrictions and internationalization of investment activity Expansion of $3.6 trillion pension sector

Japan, at $2.6 trillion, is the largest but has a slow rate of growth Faster growth rates will occur throughout the region

Increased need for foreign capital

Increased foreign participation in domestic Asian markets

17 of the top 30 asset managers in Japan are foreign-capital affiliated 29 foreign joint venture asset managers in China and India

Significant wealth creation

Increased sophistication of product requirements Development of ETFs, REITs, asset-backed securities

Well-Positioned in Asia-Pacific

Extensive client relationships, use average of 4 of 17 product lines

98 of top 100 banks

4 of top 5 Japanese life insurance companies 3 of top 6 life insurance companies outside Japan 13 central banks

50-year presence and trusted partner with over 1,000 clients 15 offices in 12 countries including operations centers in Singapore and Shanghai Client executive structure with regional product sales specialists 500 client management and client service staff in region

Asia-Pacific Market Strategy

Position our products based on the state of market development:

Tier I – Japan, Australia, Hong Kong, Singapore Tier II – Taiwan, Korea, Malaysia Tier III – China, India Tier IV – Indonesia, Philippines, Thailand, Vietnam

Focus on securities services and alternative investments in Tiers I and II

Emphasis on issuer services in Tiers I, II, and III

Focus on global payments across all tiers but the primary product in Tier IV

Servicing & Fiduciary Fees By Product Line

2004

Asset Management 12%

Investor Services 19%

Execution & Clearing 3%

Broker-Dealer Services 1%

Issuer Services 29%

FX & Other Trading 1%

Global Payments 35%

Demonstrating Success Across All Segments

2004 New Business By Geography*

Japan 14%

Australia 9%

Hong Kong 14%

Singapore 10%

China 8%

India 7%

Indonesia 7%

Korea 14%

Taiwan 9%

Rest of Asia 8%

2004 New Business By Product*

Asset Mngmt 10%

Global Payments 7%

FX & Other Trading 8%

Issuer Services 20%

Broker-Dealer Services 4%

Execution & Clearing 19%

Investor Services 32%

* Based on estimated annualized servicing and fiduciary fee contribution

Selected 2004 New Business Wins

Investor Services

Employee Provident Fund, Malaysia Hong Kong Treasury Industrial and Commercial Bank of China Korea Securities Depositary Prudential Asset Management, HK

Asset Management

Mizuho Trust and Banking, Japan

Global Markets

Mitsubishi Securities Chinatrust Commercial Bank Mizuho Securities

Global Payments

Westpac, Australia

Shenzhen Development Bank, China Korea Exchange Bank

Execution & Clearing

State Administration for Foreign Exchange, China Sun Hung Kai Securities, Hong Kong Queensland Investment Company

Issuer Services – Corporate Trust

Republic of Korea

Shinkong Financial Holdings, Taiwan United Overseas Bank ANZ Capital Trust

Issuer Services – Depositary Receipts

Far Eastern Telecom, Taiwan Ping An Insurance, China Shinsei Bank, Japan Japan Airlines, Japan

Key Growth Opportunities

Custody services Global fund services Alternative investments –Ivy Asset Management Depositary receipts

Custody Services

International investing and market reforms driving demand across all country tiers Increased use of external asset managers by financial institutions

In-region master custody capabilities provide a competitive advantage –global product with local service

Growing demand and increasing cross-selling opportunities for securities lending, foreign exchange, execution and clearing, and risk services Key wins include the Employee Provident Fund in Malaysia and the Korea Securities Depository

Global Funds Services

Focus primarily on Tier I markets (Japan, Hong Kong, Singapore, Australia) Leverage Dublin, Luxembourg and Cayman administration capabilities to service funds sold to Asian investors Building in-market fund accounting and administration services in Singapore Introduced hedge fund administration service to Asian clients Evaluating in-market capabilities in other select markets Key wins include Prudential Asia and Nikko Cordial

Ivy Asset Management

Demand for alternative investments is rapidly expanding in Tier I and II countries Strong market position and product offering will drive growth

Ivy assets in Asia grew to $1.5 billion in 2004

Currently active in Japan, Singapore, Hong Kong, Taiwan, Korea

Ability to access Asia-Pacific client relationships through extensive network in the region

Strategy

Develop distribution partners in select countries

Offer existing products or develop specific funds for institutional investors

Depositary Receipts

Asia continues to be the highest growth market Activity driven by privatizations, secondary offerings and merger and acquisition activity

Nearly half of all new DR programs were from the region in 2004 38 IPOs and secondary offerings valued at $6.6 billion representing a majority of all capital raised

We are the dominant provider in the region

60% market share of all sponsored programs

Asia-Pacific Opportunities

Strong market presence across client segments and geographies Wealth creation and market reforms will drive demand for our products and services Increasing sophistication of investors and markets requiring new products and services Key opportunities in investor services, issuer services and asset management promote 18-20% long-term servicing and fiduciary fee growth

Our Diverse Institutional Client Base – Summary

Gerald L. Hassell President

Big Show v9 – 01-24-05—6pm

Our Diverse Institutional Client Base

North America

Largest client base, uses all product offerings – room for growth Most advanced market and innovator of new products

Europe & Middle East

Benefiting from rapid growth in financial assets and adoption of new products Highly fragmented market – well positioned to increase market share

Asia-Pacific

Significant increase in wealth creation – expanding our client base Increasing investor sophistication driving demand for new products and services

Summary of Geographic Fee Growth Rates

% of Servicing, Fiduciary & Related

Long-Term Growth Rate

North America 61% 9-11% Europe & Middle East 29% 14-16% Asia-Pacific 7% 18-20%

Rest of World 3% 12-14%

Total Institutional 100% 11-13%

Opportunities in the Individual Marketplace

Thomas A. Renyi Chairman & CEO

Big Show v9 – 01-24-05—6pm

Opportunities in the Individual Marketplace

Diversification of client base extends from the institutional to the individual client Acquisition of Pershing increased BNY’s exposure to the individual client

Pershing has over 20% market share of the introducing broker-dealer (“IBD”) segment

IBD often owned by a bank or insurance company

IBD is our client, but the customer we serve is really the individual

High growth opportunity is the RIA market segment

Opportunities in the Individual Marketplace (cont’d)

Private bank is a well-positioned business serving affluent clients Private bank also focuses on privately held businesses

Middle market clients offer great source of referrals

Consumer bank is a valuable franchise in the Tri-State area

Distribution channel for BNY and third party products Referral source for private bank

Combined, these businesses add to our diversity

Individual Marketplace Fee Contribution

2004 Servicing & Fiduciary Fees $1.0 billion

Consumer Bank 6%

Private Bank 24%

Pershing—Retail Related 70%

Pershing IBDs / RIAs

Joseph M. Velli SEVP

Big Show v9 – 01-24-05—6pm

Pershing’s Franchise

Pershing

The Client

Introducing Broker-Dealers (IBDs)/ Registered Investment Advisors (RIAs)

1,100+ IBD and RIA clients in U.S. Serving approximately 100,000 investment professionals

The Customer

Investors Individuals Institutions

5.2 million active U.S. accounts

Pershing succeeds by helping its clients serve investors

Individual Investors Drive Pershing’s Growth

Segment Retail

Insurance-affiliated broker-dealers Full service broker-dealers Bank-affiliated broker-dealers Discount/on-line broker-dealers Non-U.S. broker-dealers

Subtotal: Broker Dealers

Registered investment advisors

Total Retail

Institutional Total

% of 2004 Revenue

25% 24% 11% 11% 6%

3%

20%

77% 80% 100%

Retail investor activity contributed 80% of Pershing’s revenue in ‘04

Record of Account Growth

Active Pershing Individual Investor Accounts

In Thousands

4,000

4,500

5,000

5,200

9

%

CAGR

2001 2002 2003 2004

Success in Asset Gathering

Customer Asset Growth $ in Billions

1469

1320

S&P 500 Index

1148

880

1112

1212 $706 $423 $409 $423 $408 $615

Cash/Money Funds

16%

Fixed Income

18%

Mutual Funds

25%

Equities

41%

12/99 12/00 12/01 12/02 12/03 12/04

Key Individual Growth Opportunities

Total Revenue

RIA’s 3%

IBD’s Institutional 20%

Assist our IBD clients in growing their business Pursue the RIA market

IBD’s Retail 77%

Introducing Broker-Dealer Growth Opportunities

Asset gathering initiatives

Separately managed accounts Fee-based brokerage accounts Mutual fund platform

Retirement products Directed trust Annuity platform

Expansion of financial planning tools and content

Naviplan Research Jaywalk

Registered Investment Advisor Market

RIAs are fee-based investment advisors

Typical fee structures

75 – 125 bps on AUM plus clearing and other costs

On which we make 20 to 50 bps servicing these relationships

RIAs manage $1.5 trillion of financial assets for individuals in the U.S.*

Approximately 14,000 RIA firms in the U.S.

10,500 broker-dealer affiliated advisors with AUM under $150 million 3,000 mid-sized independent firms with AUM of $150 to $500 million 500 large independent firms with AUM over $500 million

*Excludes RIA assets held at broker-dealers Source for market data – Cerulli Associates

Product Needs Vary With RIA Firm Size

Small Broker-Dealer Affiliated Advisors

Mid-Sized Independents

Large Independents

Smaller Account Size Simple mix of portfolio assets Require managed account programs / mutual funds

Single clearing broker Execute with clearing broker Typically only require brokerage custody

Larger Account Size Complex mix of portfolio assets Typically need bank and brokerage custody

Multiple custodians and clearing brokers and execution points

Require value-added products

Directed trust Wealth management Alternative investments

Sophisticated execution capabilities

RIA Service Model

Independent RIAs

IBD Customer Affiliated RIAs

Net Exchange Advisor Front-end

Practice Management Services

Trading and Execution

Clearance and Settlement

Customer Financing Services

Credit & Compliance

Bank & Brokerage Custody Svcs.

Content, Research & Planning Solutions

Wealth Management Solutions

Consolidated Portfolio Analysis/ Reporting

Growth Strategy – Independent RIAs $1.4 trillion market, projected to grow by 8% annually to $1.9 trillion in 2008 – excluding market value appreciation Market share less than 5% – significant upside Strategy centered on providing a total solution

Single front-end for all activities – NetExchange Advisor Only integrated bank and brokerage service Consolidated reporting vehicle eliminates need to coordinate information flow between multiple vendors Value-added products

Growth Strategy – IBD Affiliated RIAs $150 billion asset market, projected to grow to $200 billion in 2008 – excludes market value appreciation Market share less than 5% – significant room for growth Leveraging introducing broker-dealer relationships

RIAs affiliated with Pershing IBDs account for two thirds of the market Most use providers other than Pershing for fee-based business

Pershing offers a superior solution

NetExchange Advisor platform offers a single point of control for all brokerage and advisor account activities Relationship pricing aggregates brokerage and advisor accounts

The introducing broker-dealer also benefits

Streamlined supervision and compliance

RIA Five-Year Goals

Become one of the top 3 providers Increase revenues to $250 million plus Generate operating margins in excess of 40%

Pershing Individual Market Growth Opportunities

Pershing’s IBD franchise provides a unique means to capitalize on individual marketplace opportunities

Ability to leverage our servicing platforms will enable us to become a major service provider to RIAs and create a new market opportunity

Private Bank Consumer Bank

Leslie V. Godridge SEVP

Private Bank Overview

Full suite of wealth management services

Well-regarded in trust, estate, and financial planning Offer complete range of both proprietary products and open architecture Full service brokerage for high net worth investors, including access to independent research $35 billion in AUM for individuals and trusts

Asset management acquisitions of Ivy, Estabrook and GWK driving growth $33 billion in AUA – leveraging competency of core institutional custody services

The Private Bank Model

Products

Trusts Estate Planning Custody Planned Giving Equity Fixed Income Alternatives Asset Allocation Deposits

Credit

Brokerage & CMA accounts

Trust / Custody

Asset Management

Banking

Private Bank

Individuals

Client

Intermediaries

Private Bank – An Engine for Growth

Capitalize on evolving landscape

Intergenerational wealth transfer Industry consolidation Underserved segments of the market

Increase cross-selling to core clients

Leverage intermediary channels

Third party distribution Pershing

Capitalize on Evolving Landscape

Market Trends $8 trillion of assets being transferred over next 15 years

Industry consolidation leading to client dissatisfaction

Underserved $2 – 10 million segment of high net worth market

Increasing number of RIAs across U.S.

Private Bank Response

Trusts – primary tool for wealth transfer – also distributed through and used by third parties

Stability of presence and staff complemented by strategic hires

Lockwood technology delivers asset allocation and access to third party money managers

RIAs select BNY to provide complementary products

Increase Cross-Selling to Core Clients

Realignment of Bank’s individual client businesses increases referrals and ability to cross-sell

Private bank, asset management, middle market and consumer bank under one management

Client executives deliver tailored solutions and investment strategies based on life cycle buying needs New products include high net worth brokerage and independent research

Leverage Intermediary Channels

Build alliances with third parties seeking our private client service and asset management products

Directed trust, bank custody, planned giving and BNY Asset Management products, including GWK, Estabrook and Ivy

Leverage Pershing’s client base of RIAs and introducing broker-dealers to expand market share Leverage the Bank’s financial institutions client base – private banks, large broker-dealers

Branch Network Overview

341 locations in tri-state service individuals, middle market businesses, state and local municipalities Separate centers for servicing small businesses and individual investors are maintained within the largest 100 branches Branch forum facilitates “face to face” selling 600,000 consumer relationships and 100,000 business relationships provide stable source of low cost funding Non-interest bearing deposits continue to grow at a compound annual growth rate of 8% since 2002 Effective distribution channel for full range of our consumer, private bank, asset management, and third party products

Extensive Tri-State Branch Network

Branches

New York – 242

Upstate – 118 NYC – 38 Long Island – 86

New Jersey – 91

Connecticut – 8

Key Growth Opportunities

Service culture – with the “right” products Capitalize on our strong heritage Leverage our core competencies Increase distribution by more cross-selling and sales through intermediaries Selective geographic “fill-in” expansion and strategic product development

Opportunities in the Individual Marketplace – Summary

Thomas A. Renyi Chairman & CEO

Summary

Acquisition of Pershing provides significant exposure to the individual investor

Key opportunities with asset gathering and RIAs will enhance growth rate

Well-positioned private bank, consumer and middle market business

Broad product set ranging from bank trust products, asset management and brokerage capabilities will drive growth

Supports overall 11 – 14% long-term servicing & fiduciary fee growth from individual marketplace

Summary of Total Client Fee Growth Rates

% of Servicing, Fiduciary & Related

Long-Term Growth Rate

Total Institutional 74% 11-13% Total Individual 26% 11-14% Total Bank of New York 100% 11-13%

Noninterest Income Long-Term Growth

Servicing, Fiduciary and Related 11 – 13% All Other 2 – 3% Total 10 – 12%

Technology: Key Foundation for Growth

Kurt Woetzel Chief Information Officer

Big Show v9 – 01-24-05—6pm

Technology Investment Thesis

Progressive and innovative deployment of technology to create:

Information solutions helping our customers meet their business objectives Efficiency in our operations Increased safety and security for our customers’ information assets

Big Show v9 – 01-24-05—6pm

Technology Spending Trend

$            in millions $493 $588 $644

Pershing $163 $844 $888

2000 2001 2002 2003 2004

Big Show v9 – 01-24-05—6pm

Technology Spending Trends: ‘02 – ‘04

Nature of the spend

Software development

Client facing portals Creating efficiency and STP

Voice, data and messaging – tied to business growth Acquisition of businesses with heavy technology component Business continuity planning upgrades

Drivers offsetting costs

Lower unit costs for hardware, third-party software, telecommunications

Big Show v9 – 01-24-05—6pm

Software Development: Client-Facing Portal

BNY INFORM

Industry leading information delivery and transaction processing portal for investor services clients

Accounting Asset servicing Collateral management Compliance monitoring Performance & risk analysis

Securities lending reporting Regulatory reporting Retirement services Cash management

Big Show v9 – 01-24-05—6pm

BNY INFORM: Client Adoption

Information Delivery and Transaction Processing Portal for Investor Services Clients

Users in Thousands

1.7 1.5

4.2

3.0

11.8

3.8

22.9

4.9

33.4

5.9

40.9

6.6

47.4

1998 1999 2000 2001 2002 2003 2004

Client Users

Internal Users

Big Show v9 – 01-24-05—6pm

Software Development: Client-Facing Portal

Direct Execution Services – DEx

Powerful set of front-end trading tools and strategies Single platform for direct market access and algorithmic trading tools STP execution through many leading buy-side trade order management systems

Big Show v9 – 01-24-05—6pm

DEx: Client Adoption – 2004

Platform for Direct Market Access and Algorithmic Trading Tools

Clients

40 35 30 25 20 15 10 5 0

Jan Feb Mar Apr May Jun Jul Aug Sep Oct

Millions 120

100 80 60 40 20 0

Clients

Incremental Shares Executed

Big Show v9 – 01-24-05—6pm

Incremental Shares Executed

Software Development: Client-Facing Portal

NetExchange

Enables Pershing clients to manage accounts, place trades, view & create reports, retrieve market data and conduct research STP capabilities to maximize operational efficiency Communication and distribution vehicle for 73,000 users of Pershing services

Big Show v9 – 01-24-05—6pm

Software Development: Creating Operating Efficiency

Global transaction management Investment management accounting Customer inquiry application Image and workflow technology

Big Show v9 – 01-24-05—6pm

Global Transaction Management

Instruction Capture and Validation Platform

Productivity CAGR = 5.3%

Transactions in millions

90 85 80 75 70 65 60 55 50

85

82 83 82

2,396

2,223

2,172

2,128

Operations Employees (FTE)

3,000 2,500 2,000 1,500

2001 2002 2003 2004

Big Show v9 – 01-24-05—6pm

Productivity CAGR = 40%

Investment Management Accounting

Real-Time Global Investment Accounting Platform

Accounts Serviced per Accountant

27.8

33.0

38.9

76.1

2001 2002 2003 2004

Big Show v9 – 01-24-05—6pm

Productivity CAGR = 9%

Customer Inquiry Application

Global Payments Inquiry Processing

Inquiries Processed per Employee

35.0

36.0

38.0

45.0

2001 2002 2003 2004

Big Show v9 – 01-24-05—6pm

Image and Workflow Technology

Document Management and Archiving

Total Imaged Pages per Month In Millions

1.4 1.5 1.2

2.5

2001 2002 2003 2004

Big Show v9 – 01-24-05—6pm

Image and Workflow Technology

Paperless environment

Over 28 million pieces of paper eliminated annually Significant improvement in STP

Quality improvements through enhanced document control

Cost savings in supplies and people Business continuity

Paper files now part of central business continuity plan Contingency/processing sites situated anywhere in the world

Big Show v9 – 01-24-05—6pm

Forward Agenda

Continue to relocate staff to lower cost environs Enhance quality of delivery through certification upgrades Complete business continuity configuration

Big Show v9 – 01-24-05—6pm

Moving Staff to Low Cost Environs

As of year-end 2004, 39% of software development resources are now located in low cost environs

900 developers in India

170 developers in upstate New York

Objective is to achieve 50% by year-end 2005 Decreasing cost per software developer

Big Show v9 – 01-24-05—6pm

Capability Maturity Model – Certification

CMM provides a standardized process – a blueprint for best practices in software development In 2002, 45% of development staff were certified at CMM Level 2 At year-end 2004, 57% of development staff was certified at CMM Level 3 2005 certification goals – 100% of all software developers to be certified

Big Show v9 – 01-24-05—6pm

Business Continuity Planning

Continue to support the geographic diversification initiatives of the Company

Design customer and market facing systems for continuous operation

Complete the establishment of an out of region data center operation

Big Show v9 – 01-24-05—6pm

Future State Architecture – December 2005

Primary Data Center

Recovery Data Center

Mid-South Processing Center 56,000sf

Central New Jersey Processing Center 56,000sf

Synchronous connections Asynchronous connection

Out of Region Data Bunker 5,000sf

Big Show v9 – 01-24-05—6pm

Data Centers – 2006 and Beyond

Cash Management & Corporate Functions (NYS) 19,000sf

Gov’t Securities & Telecom Front-End (NJ) 5,400sf

Securities Processing & Telecom Front-End (NJ) 18,700sf

Eliminate 3 major data centers in 2006 Fully redundant and diversified, out-of-region architecture Fully complies with the 2003 Interagency Paper on Sound Practices to Strengthen the Resilience of the U.S. Financial System

Big Show v9 – 01-24-05—6pm

Technology Spending Drivers for 2005

Cost drivers

Bubble costs for establishing out of region data center Increase in software development expenses

Full year impact of headcount increase in 2004

Drivers offsetting costs

Lower software development unit costs Lower desktop and server costs Consolidation of software licenses

Big Show v9 – 01-24-05—6pm

Technology Summary

Established and growing presence on the desktops of our institutional customers

Distribution platform for additional products and services

New technologies are having a positive impact on operating efficiency

Technology business continuity costs will peak in 2005 Technology costs will benefit from lower cost environments, optimization of current infrastructure and broad based quality improvements

Technology – a foundation for growth

Big Show v9 – 01-24-05—6pm

2004 Financial Review

Thomas A. Renyi Chairman & CEO Bruce Van Saun SEVP & CFO

Environmental Backdrop

Forecast Actual U.S. Equity Prices Up 6 – 8% Up 9% U.S. Equity Volumes Up 6 – 8% Down 2%*

Equity Capital Raising Moderate Improvement Slightly lower M&A Volumes Modest Improvement As expected Fixed Income Volumes Steady Slightly better

Fed Funds Rate + 50 bps + 125 bps

* Source – CSFB; U.S. equity volumes are ex. program

Big Show v9 – 01-24-05—6pm

Better than Expected

Credit environment

Greater extent of rise in rates

Market appetite for hedge fund-of-funds

Demand for collateral management

Big Show v9 – 01-24-05—6pm

Worse than Expected

Equity market conditions

Securities regulatory environment

Competitiveness for investment manager outsourcing

Big Show v9 – 01-24-05—6pm

Summary of 2004 Results vs. 2003

$            in millions Reported

2004 2003 Change Noninterest Income 4,691 4,006 17% Net Interest Income 1,645 1,609 2%

Total Revenue (before prov.) 6,336 5,615 13%

Provision for Credit Losses 15 155 -90%

Total Expense 4,122 3,698 11%

Pretax Income 2,199 1,762 25% Net Income 1,440 1,157 24% EPS 1.85 1.52 22%

Big Show v9 – 01-24-05—6pm

Summary of 2004 Results vs. 2003

$            in millions Reported Supplemental *

Jan ‘04 2004 2003 Change 2004 2003 Change Forecast

Noninterest Income 4,691 4,006 17% 4,621 4,245 9% 8-10%

Net Interest Income 1,645 1,609 2% 1,711 1,635 5% 1-2%

Total Revenue (before prov.) 6,336 5,615 13% 6,332 5,880 8% 6-7%

Provision for Credit Losses 15 155 -90% 22 155 -86% -82%

Total Expense 4,122 3,698 11% 4,074 3,754 9% 5-6%

Pretax Income 2,199 1,762 25% 2,236 1,973 13%

Net Income 1,440 1,157 24% 1,464 1,297 13%

EPS 1.85 1.52 22% $1.88 $1.67 13% 10-13%

* Includes certain adjustments to ‘04 and ‘03, and annualization of Pershing in ‘03 as detailed in Appendix A.

Big Show v9 – 01-24-05—6pm

Securities Servicing Revenues vs. 2003

$            in millions Reported Supplemental

Jan ‘04 2004 2003 Change 2004 2003 Change Forecast

Execution and Clearing 1,146 885 29% 1,146 1,101 4% 8-10% Investor Services 921 830 11% 11% 7-9% Issuer Services 582 522 11% 11% 9-11% Broker-Dealer Services 209 175 19% 19% 12-14%

Total Fee Revenue 2,858 2,412 19% 2,858 2,628 9% 8-10%

Overall growth of 9% within forecast

Execution & Clearing well below given market Made up for by strong results everywhere else

Big Show v9 – 01-24-05—6pm

Other Revenue Categories vs. 2003

$            in millions Reported Supplemental

Jan ‘04 2004 2003 Change 2004 2003 Change Forecast

PCS & Asset Management 448 384 17% 17% 13-15% FX & Other Trading 364 327 11% 364 344 6% 11-13% Global Payment Services 317 314 1% 1% 6-7% Banking Related/Other 704 569 24% 634 576 10% 2-3%

Excellent year in PCS & AM, led by Ivy FX & Other Trading reflects soft 3rd quarter Global Payments reflects shift to comp. balances Other paced by securities & misc. gains

Big Show v9 – 01-24-05—6pm

Expenses vs. 2003

$            in millions Reported Supplemental

Jan ‘04 2004 2003 Change 2004 2003 Change Forecast

Salaries & Benefits 2,324 2,002 16% 2,314 2,122 9% 7-9%

All Other 1,798 1,696 6% 1,760 1,632 8% 2-3%

Total 4,122 3,698 11% 4,074 3,754 9% 5-6%

Salaries & benefits at high end of range Other reflects:

Investments Exogenous Mix/Other Consultants (18) Legal (15) Subcustody (11) Recruiting (8) Other (3) Postage/Other (9) T&E (5) Claims (11)

31 18 31

Big Show v9 – 01-24-05—6pm

Strong Credit Performance

2004 $            in millions 2004 2003 Forecast Provision $15 $155 $120

Net Charge-offs $83 $182 Allowance for Credit Losses $736 $804 Allow for Credit Losses as        % of Non-margin Loans 2.48% 2.42%

NPAs $214 $349

Tightening spreads and strong secondary market Positive surprises in problem resolution

Big Show v9 – 01-24-05—6pm

Sources & Use of Tangible Common Equity – 2004 vs. Forecast

$            in Millions Actual Forecast Variance

Sources

Net Income 1,440 Employee purchases 210 Amortization of intangibles 34

Sub-Total 1,684 1,690 -5

Uses

Dividends 610 600 10 Acquisitions 209 300 -91 Share repurchases 122 150 -28 Change in securities valuation allowance 38 100 -62 Balance sheet growth / other 164 200 -36

Sub-Total 1,143 1,350 -207

Increase in TCE 541 340 202

Big Show v9 – 01-24-05—6pm

Restoration of Capital Ratios

12/31/04 Target 12/31/03

Tier 1 8.28% 7.75% 7.44% Total Capital 12.25% 11.75% 11.49% TCE 5.57% 5.25% 4.91%

Reflects conservative posture Begin year with more firepower

Big Show v9 – 01-24-05—6pm

Recap – ‘04 Acquisitions

Execution and Clearing Description

Sonic Financial Technologies Desk top trading platform

Wilshire Associates (Brokerage) Execution and commission management business Thomson Inst. Srvs. (Brokerage) Commission management business Osprey Partners Separately managed account portfolio accounting technology Investor Services Description Undisclosed UIT business with $20 billion of asset serviced Netik Strategic investment in data hub solutions provider Clydesdale Custody Continental Fund Services Transfer agency

Note – Acquisitions announced in 2004

Big Show v9 – 01-24-05—6pm

2004 Summary

Company achieved upper end of EPS guidance Securities Servicing fee growth within forecasted range

Strength through breadth of products overcame equity-linked weakness New products “kicked in” nicely

NII growth reflects sound balance sheet positioning Cost pressures hurt attainment of operating leverage

Exacerbated by intense scrutiny of investment practices Programs in place to manage out costs

Big Show v9 – 01-24-05—6pm

2004 Summary (cont’d)

Capital ratios strong – allows for flexibility

Acquisitions, buy backs

Enjoyed the benefits of favorable credit cycle

Payoff from credit risk reduction Benefits used to cover reinvestment needs Well prepared for turn in the cycle

Big Show v9 – 01-24-05—6pm

2005 Priorities

Thomas A. Renyi Chairman & CEO Gerald L. Hassell President

2005 Key Management Priorities

Managing costs lower

Accelerating revenue momentum Concluding current regulatory reviews Enhance service delivery to clients Successful launch of new branding initiative

Big Show v9 – 01-24-05—6pm

Managing Costs Lower

Approach to headcount management Update on staff moves Update on reengineering

Further integration of acquired infrastructure

Providing increased flexibility to support investments for growth

Big Show v9 – 01-24-05—6pm

Approach to Headcount Management

Control of headcount – foundation of cost discipline

Consistency of approach throughout the business cycle Centrally controlled to ensure resources focused on the right activities Never compromise client service or control function All other costs emanate from staff levels

Leverage control of staff levels with location

Nature of our business allows dispersed activities Client service units remain close to “home” Serves the need for business resiliency

Multi-year effort to reduce both risk and cost

Big Show v9 – 01-24-05—6pm

Update on Staff Moves

In January ‘04 set goal to shift 1,500 positions from high cost to low cost environs over three years

40% average projected savings per position

On target with plan one year into the effort

Moved 419 positions in ‘04 45% realized compensation savings

Mutual fund accounting, corporate trust, software development, global markets, trade services, funds transfer, deposit services

Bubble costs totaled $7 million in ‘04

Bubble costs will increase to a projected $20 million in ‘05

‘05 driver relates to a new facility in Manchester Net negative to ‘05 P&L

Net P&L improves in ‘06, full benefit in ‘07

Staff Moves

High Cost Environs

Low Cost Environs

2004

New York Metro

419 positions

Syracuse, NY Utica, NY Orlando, FL India $13 million run-rate savings

Current 2005 Plan

New York Metro London, England Brussels, Belgium

550 positions

Syracuse, NY Liverpool, UK Manchester, UK India $17 million additional run-rate savings

Update On Reengineering

Designing efficient processes and enhancing revenue yields Utilize consultants to accelerate the process 15 assessments completed in ‘04 Results so far: $90 million of cost saves $40 million realized in ‘04 $50 million projected incremental saves in ‘05

Implementing over $25 million of revenue enhancement Benefits offset partly by consulting costs

Further Integration of Acquired Infrastructure

Stage 1 – Consolidate procurement best practices & buying power

Impact: $15 million in ‘04 – ‘05 Part of reengineering savings

Stage 2 – Early consolidations

Print center and some business continuity solutions

Impact: $6 million to ‘05 reengineering target

Stage 3 – Major consolidation goals

Technology infrastructure consolidation (data centers, command centers, help desks – software and hardware)

Potential 2008 annual run rate savings of $30 million Phased in over time

Accelerating Revenue Momentum

Developing the franchise – setting more sails

New revenue generating initiatives – RIAs, independent research

Maintaining focus on traditional client base

Greater cross-selling opportunities Clients that deliver operating leverage

Outsourcing – strategic, yet economic

Accelerating Revenue Momentum—Acquisitions

Europe

Acquiring local market capabilities

Asset management

Alternative asset classes

Rounding out product capabilities

Hedge fund services

Gaining scale in high growth consolidating market

Independent research

Building on reputation and market acceptance of Jaywalk

Concluding Current Regulatory Reviews

Unprecedented review of all businesses practices for conflicts, transparency Approaching aggressively

Business practices review committee

Having a near term impact

Legal & review costs

Long run strengthens franchise

Enhance Service Delivery to Clients

The Office of Quality Assurance

CLIENtfirst – Team-based approach to identifying and addressing client needs

Six Sigma – Trained staff utilizing the principles to improve processes directly related to customer satisfaction

Learning and Development Center

Client Service Excellence training programs

Designed for client facing employees

Foundation for consistent and effective service

Building client loyalty through quality service

Successful Launch of New Branding Initiative

Objective:

Making our Company easier to understand

Marketing our capabilities in a clear and consistent manner Insuring our competitive strengths are recognized

Internal Launch

Rollout new Vision, Mission and Value Statements Establishing a new brand architecture

External Launch

New signage, website

Brochures and presentation material New institutional advertising

Supporting revenue generating initiatives

2005 Outlook

Thomas A. Renyi Chairman & CEO Bruce Van Saun SEVP & CFO

Long-Term Environmental Growth Assumptions

NYSE / NASDAQ trading volume 8 – 10% CAGR S&P 500 Index 8 – 10% CAGR FTSE 100 Index 7 – 9% CAGR IPO and M&A activity Moderate Real U.S. GDP 3 – 4% Fed Funds Rate 3.5% Five Year Treasury 5.0%

Long-term Earnings Growth Model

Noninterest Income Growth 10-12% Servicing, Fiduciary & Related 11-13% All other 2-3% NII 4 % Total revenue growth 9% Positive Operating Leverage +2% Share Buy-back Programs +1% Long-Term EPS Growth 12%+

Negatives

Heightened scrutiny of the investment community Continued business continuity investments Rising benefits expenses (pension, options, health) Bubble costs associated with expense management programs Aggressive pricing in outsourcing arena

Positives

Equity markets are firming GDP growth outlook remains strong Secular trends are intact Rates on upward trajectory Outsourcing gaining in acceptance

Planning Assumptions for 2005

Moderate economic growth and gradual improvement in capital markets

NYSE / NASDAQ Non-Program Volumes Up 6-8% S&P 500 Index Up 8-10% FTSE 100 Index Up 7-9% Equity Capital Raising Moderate Growth M&A Volumes Higher Fixed Income Volumes Steady/Slight Decline Average Fed Funds Rate +100 bps GDP Growth +3.5%

Other Factors Influencing 2005

Good revenue momentum entering the year Upward pressure on expenses Partially offset through cost programs

Reengineering Labor relocations

Securities gains lower at $25-30 million

Total Revenue Growth

$ in Millions Supplemental Basis *

‘04 ‘05E 2004 % Change % Range

Noninterest Income 4,621 9% 8-10%

Net Interest Income 1,711 5% 4-6%

Total 6,332 8% 8-9%

Securities Servicing fee growth of 9-11%

* See details in Appendix

Total Expense Growth $ in Millions Supplemental Basis *

‘04 ‘05E 2004 % Change % Range

Salaries and Benefits 2,314 9% 10-11%

All Other 1,760 8% 7-9%

Total 4,074 9% 8-10%

Growth ex-Corp Items

(pension, options, data center) 6 – 8%

Business units delivering 100 bps+ of positive operating leverage

* See details in Appendix

Tax Rate and Share Count

Effective tax rate projected to hold at 34.25% Possible resolution of LILO matter in ‘05 Average share count assumed 773 million, down from 778 million

12 – 15 million share buy back assumed

Partially offset by employee option exercises, rise in share price

2005 Credit Outlook

Provision estimate is $35 – 45 million

Charge-offs likely to be higher than provisions NPAs should continue to decline Aircraft leasing portfolio heavily reserved

Projected Sources & Uses of Tangible Common Equity

$ in Millions

Sources $1,790

Uses $1,225 Dividends 640 Acquisitions 400 Balance sheet growth 275 Change in TCE Ratio -265 Change in securities valuation allowance 175 Available for share repurchases $565

Targeting a year end TCE ratio of 5.25%

Accretive acquisitions remain priority use of capital

2005 Capital Management Priorities

Maintain capital flexibility and strong debt ratings Maintain consistent dividend payout ratio Continue business line acquisition efforts Facilitate modest earning asset growth Utilize excess capital to buy back shares

2005 Corporate-Level Items $ in millions

Negative Negative Pretax Impact EPS Impact Increased provision $18 1.5¢ Lower securities gains 30 2.5 Higher pension/stock options 60 5.0 Bubble costs – new data centers 27 2.0 Total $135 11¢

2005 EPS Guidance

2004 Base 1.88

Operating 2005 Range Growth Business Growth*

$2.01 7% 14%

$2.06 10% 16%

Corporate Level Items knock 6-7% off growth rate

*Before 11¢ of corporate level items

Factors Affecting Outcome

Robustness of market activity Degree of regulatory scrutiny

Effectiveness of expense management programs Level of securities gains Level of credit loss provision

2004 – 2005 Growth

Base Operating EPS – 2003 $1.67 Guidance EPS Midpoint –2005 $2.04 Per Annum Growth 10.5%

Growth over 2003-2005 is projected at 10.5% vs. long-term goal of 12%+ Revenues suffered from weak equity conditions in 2004 Numerous cost pressures affected both years Less drag anticipated in 2006 and beyond

Future Outlook: Corporate-Level Items

$ in millions

Negative Negative

Pretax Impact ‘05 EPS Impact ‘06 EPS Impact Increased provision $18 1.5¢ Comparable to ‘05 Lower securities gains 30 2.5 None Higher pension/stock options 60 5.0 Lower than ‘05 Bubble costs – new data centers 27 2.0 Positive 1¢ Total $135 11¢

Provision – expect gradual move to median Securities gains should stabilize Pension/stock option drag will be lower Decommissioning of data centers begins in ‘06

Summary – 2005 Outlook

Operating units positioned to accelerate growth in 2005 ‘05 corporate-level items must be digested Challenge will continue to be to manage costs lower Upside potential rests with better environment, operating leverage or credit

Concluding Remarks

Thomas A. Renyi Chairman & CEO

Noninterest Income Long Term Growth

Long-Term Growth Rate

Total Institutional 11 – 13% Total Individual 11 – 14% Total Servicing, Fiduciary & Related 11 – 13% All Other 2 – 3% Total 10 – 12%

Long-Term Financial Goals

EPS Growth 12%+

ROE 18-20% Operating Leverage Contribute 200 bps to growth rate

Reaffirm Long-Term Goals

Conclusion

Diversity of business model remains a key strength Well-positioned for continued top-line growth Enhancing client-relationships and service delivery Achieve positive operating leverage

Technology platforms delivering client functionality, operating efficiency and resiliency

Franchise remains unique and stronger than ever

The BANK of NEW YORK

Appendix

Basis for Supplemental Presentation

Management has utilized certain “supplemental” adjustments to the 2004 and 2003 Income Statement of the Company in order to produce supplemental data to more clearly identify trends in the business and to assess underlying performance.

In all cases the U.S. GAAP-based information is identified as the “Reported” data. The adjustments to the “Supplemental” data (non-GAAP-based adjustments) are identified in this Appendix.

These adjustments stem from several items in 2004, which net out to 3¢ of EPS, principally for a legal reserve for the RW Leasing matter, although other line item adjustments are reflected in the supplemental data.

In addition, 2003 was affected by merger and integration charges related to the Pershing acquisition, and a settlement on the sale of a business to GMAC, which occurred in 1999. Also Pershing was acquired on April 30, 2003, so that 2003 has only 8 months of Pershing performance. This makes 2004 to 2003 comparisons extremely difficult, given the size of the Pershing acquisition. Accordingly, the Company has attempted to estimate full year performance in 2003 and reflected this in the 2003 Supplemental data.

The Company believes that providing supplemental non-GAAP financial information is useful to investors in understanding the underlying operational performance of the Company and its businesses and performance trends and, therefore, facilitates comparisons with the performance of other financial service companies. Specifically, the Company believes that the adjustments and Pershing annualization permits a proximate evaluation and comparison of results for ongoing business operations, and the Company’s management and Board of Directors have utilized this methodology in assessing 2004 results and in preparing the 2005 budget. Although the Company believes that the non-GAAP financial measures presented in this report enhance investors’ understanding of the Company’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP.

Page 2 of 3

Reconciliation of Supplemental Data for 2004

Noninterest income adjustments – Banking Related/Other includes a $48 million gain on sale of a portion of the Company's holdings of Wing Hang Bank, $19 million of realized securities gains on sponsor fund investments, and $3 million in income related to gain on an aircraft lease residual.

Net interest income adjustments – Reported net interest income was reduced by $66 million related to SFAS 13 income adjustments on the Company's lease portfolio.

Expense adjustments –Salaries and benefits include $10 million of severance tied to staff relocations. All Other Expenses include a $30 million reserve related to the possible settlement of the RW Leasing matter, and an $8 million lease termination expense.

Income tax adjustments - In addition to the tax impact of the aforementioned adjustments, income tax expense was also increased by $50 million related to an increase in the Company's reserve for its LILO tax exposure.

For a full description of these adjustments, refer to the Company's 8K filed January 19, 2005.

$ in Millions		Non GAAP	
	2004 Reported	Non GAAP Adjustments	2004 Supplemental
Noninterest Income	4,691	(70)	4,621
Net Interest Income	1,645	66	1,711
Total Revenue (before prov.)	6,336	(4)	6,332
Provision for Credit Losses	15	7	22
Total Expense	4,122	(48)	4,074
Pretax Income	2,199	37	2,236
Income Tax Expense	759	13	772
Net Income	1,440	24	1,464
EPS	$1.85	$0.03	$1.88
Execution and Clearing	1,146	-	1,146
Investor Services	921	-	921
Issuer Services	582	-	582
Broker-Dealer Services	209	-	209
Total Fee Revenue	2,858	-	2,858
PCS & Asset Management	448	-	448
FX & Other Trading	364	-	364
Global Payment Services	317	-	317
Banking Related/Other	704	(70)	634
Salaries & Benefits	2,324	(10)	2,314
All Other	1,798	(38)	1,760
Total	4,122	(48)	4,074

184

The BANK of NEW YORK

Page 3 of 3

Reconciliation of Supplemental Data for 2003

Expense adjustments – All Other Expense includes $96 million of Pershing merger and integration costs and $78 million in costs related to the GMAC settlement, net of reserves.

Pershing annualization – The Company acquired Pershing on May 1, 2003. Supplemental data is adjusted to approximate results for the Company as if it had owned Pershing for all of 2003. The Company believes the economic conditions in the third quarter of 2003 most closely resembled the January – April 2003 period. Accordingly, the Company used third quarter data to estimate the January – April 2003 time period.

$ in Millions		Non GAAP		
	2003 Reported	Non GAAP Adjustments	Pershing Annualization	2003 Supplemental
Noninterest Income	**4,006**	-	239	4,245
Net Interest Income	**1,609**	-	26	1,635
Total Revenue (before prov.)	***5,615***	-	*265*	*5,880*
Provision for Credit Losses	**155**	-	-	155
Total Expense	***3,698***	*(174)*	*230*	*3,754*
Pretax Income	**1,762**	*(174)*	385	1,973
Income Tax Expense	**605**	65	6	676
Net Income	**1,157**	109	31	1,297
EPS	**$1.52**	$0.15	$0.00	$1.67
Execution and Clearing	**885**	-	216	1,101
Investor Services	**830**	-	-	830
Issuer Services	**522**	-	-	522
Broker-Dealer Services	**175**	-	-	175
Total Fee Revenue	**2,412**	-	216	2,628
PCS & Asset Management	**384**	-	-	384
FX & Other Trading	**327**	-	17	344
Global Payment Services	**314**	-	-	314
Banking Related/Other	**569**	-	7	576
Salaries & Benefits	**2,002**	-	120	2,122
All Other	**1,696**	(174)	110	1,632
Total	**3,698**	(174)	230	3,754

185

The BANK of NEW YORK

185